UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2025 (April 30, 2025)

CLASSOVER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-42588	99-2827182
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

450 7th Avenue, Suite 905 New York, New York	10123
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-9588

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	KIDZ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class B Common Stock, each at an exercise price of $11.50 per share	KIDZW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on April 30, 2025, Classover Holdings, Inc. (the “Company”) entered into an Equity Purchase Facility Agreement (the “EPFA”) with Solana Strategic Holdings LLC (the “Investor”).  Pursuant to the EPFA, subject to certain conditions precedent contained therein, the Company has the right to issue and sell to the Investor, and the Investor shall purchase from the Company, up to an aggregate of $400 million in newly issued shares of the Company’s Class B common stock, par value $0.0001 per share (the “Shares”).

On July 18, 2025, the Company and the Investor entered into an amendment to the EPFA (the “EPFA Amendment”) to remove certain limitations that previously existed on the use of proceeds to purchase Solana tokens with proceeds received from the sale of the Shares pursuant to the EPFA.

The foregoing descriptions of the EPFA and EPFA Amendment are not complete and are qualified in their entirety by reference to the full text of the EPFA and EPFA Amendment, copies of which are filed as Exhibits 10.1 and 10.2, respectively, hereto and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On July 21, 2025, the Company issued a press release announcing the launch of a branded Validator node called “KIDZ by Everstake.”  The press release is included as Exhibit 99.1 hereto.

The information furnished under this Item 7.01, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Equity Purchase Facility Agreement (incorporated by reference to Exhibit 10.1 to Company’s Current Report on Form 8-K filed on May 1, 2025).
10.2	Amendment to Equity Purchase Facility Agreement
99.1	Press Release
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLASSOVER HOLDINGS, INC.

Dated: July 21, 2025	By:	/s/ Hui Luo
Name: Hui Luo
Title: Chief Executive Officer

3